 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 10, 2026

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  The 2026 annual meeting of stockholders (the “Annual Meeting”) of DICK'S Sporting Goods, Inc. (the “Company”) was held on June 10, 2026.

(b)  Four (4) proposals were submitted by the Company's Board of Directors (the "Board") to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

The Company’s stockholders (i) elected each of the Board’s eleven (11) nominees for Director for terms that expire in 2027, or until their successors are duly elected and qualified; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2026 Proxy Statement; (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026; and (iv) did not approve a stockholder proposal requesting that the Company issue a report describing the Company’s women’s rights related business risk and decision framework.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Mark J. Barrenechea	281,692,506	1,907,391	5,021,189
Emanuel Chirico	280,316,661	3,283,236	5,021,189
William J. Colombo	270,561,253	13,038,644	5,021,189
Robert W. Eddy	271,802,875	11,797,022	5,021,189
Anne Fink	267,900,358	15,699,539	5,021,189
Larry Fitzgerald, Jr.	272,477,931	11,121,966	5,021,189
Lauren R. Hobart	282,592,577	1,007,320	5,021,189
Sandeep Mathrani	282,457,729	1,142,168	5,021,189
Desiree Ralls-Morrison	283,210,164	389,733	5,021,189
Lawrence J. Schorr	270,530,309	13,069,588	5,021,189
Edward W. Stack	272,833,779	10,766,118	5,021,189

Proposal No. 2 - Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers, as disclosed in the Company's 2026 Proxy Statement

For	Against	Abstain	Broker Non-Vote
280,925,384	2,544,487	130,026	5,021,189

Proposal No. 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal 2026

For	Against	Abstain	Broker Non-Vote
286,986,978	1,550,740	83,368	—

Proposal No. 4 - Stockholder Proposal - Request for Report on Women's Rights Related Business Risk and Decision Framework.

For	Against	Abstain	Broker Non-Vote
166,344	282,793,235	640,318	5,021,189

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 12, 2026	By:	/s/ NAVDEEP GUPTA
	Name:	Navdeep Gupta
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)